UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


         ---------------------------------------------------------------

                                    FORM 8-K
         ---------------------------------------------------------------



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 8, 2004


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



MARYLAND                         1-13589                      36-4173047
-------------------------------------------------------------------------------
(State or other              (Commission File             (I.R.S. Employer
 jurisdiction of                  Number)                Identification No.)
 incorporation or
 organization)



            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
    -------------------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.


On October 8, 2004, Prime Group Realty Trust, a Maryland real estate investment trust (the "Company"), completed the sale of 24 industrial properties containing, in the aggregate, 3,444,483 square feet, and 128.24 acres of land to CenterPoint Properties Trust ("CenterPoint"). The gross sale price of the assets was $98.7 million, which was paid with a combination of cash and the assumption by CenterPoint of $38.8 million of property level debt.

The transaction is the first of two dispositions that will complete the previously announced sale of substantially all of the Company's industrial properties to CenterPoint. The Company filed a Form 8-K on August 6, 2004 describing the overall transaction in detail which description is incorporated herein by reference. In addition, the Company issued a press release on October 12, 2004 relating to the transaction. A copy of the press release, which is hereby incorporated by reference into this filing in its entirety, is attached to this Form 8-K as Exhibit No. 99.1.

This Form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

   (a)    Financial Statements

          None

   (b)    Pro Forma Financial Information

          Attached  hereto as Exhibit 99.2, and  incorporated  by reference
          herein,   is  the  following   unaudited   pro  forma   financial
          information:

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004

          Unaudited   Pro  Forma   Condensed   Consolidated   Statement  of
          Operations for the six months ended June 30, 2004

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003

   (c)  Exhibits:

          Exhibit
            No.              Description
          -------            -----------

          99.1      Press  Release of Prime Group Realty Trust dated October 12,
                    2004.

          99.2 Pro Forma Financial Information, including Basis of Presentation, Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004, Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2004, Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003 and Notes to Pro Forma Condensed Consolidated Financial Statements.

          99.3 First Amendment to Purchase Agreement dated as of October 8, 2004 by and between Prime Group Realty, L.P. and CenterPoint Properties Trust.

          99.4 Environmental Escrow Agreement dated October 8, 2004 by and among Prime Group Realty, L.P., CenterPoint Properties Trust and Chicago Title and Trust Company.

          99.5 Rent Subsidy Escrow Agreement dated October 8, 2004 by and among CenterPoint Properties Trust, Prime Group Realty, L.P. and Chicago Title and Trust Company.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRIME GROUP REALTY TRUST


 Dated: October 14, 2004              By:  /s/  Jeffrey A. Patterson
                                           -------------------------
                                           Jeffrey A. Patterson
                                           President and Chief Executive Officer

                                                                    EXHIBIT 99.1

Prime Group Realty Trust Sells 3.44 Million Square-Foot Industrial Portfolio and Land to CenterPoint Properties Trust for $98.7 Million

        CHICAGO--Oct. 12, 2004--Prime Group Realty Trust (NYSE:PGE)(the "Company"), a Chicago-based publicly traded real estate investment trust (REIT), announced today the sale of an industrial portfolio comprised of 3.44 million square feet of industrial space and 128.24 acres of land to CenterPoint Properties Trust (NYSE:CNT) for the gross purchase price of $98.7 million, which includes the assumption of $38.8 million of property level debt.

        According to Jeffrey A. Patterson, President and Chief Executive Officer of the Company, the portfolio includes 24 buildings in the metropolitan Chicago and Northwest Indiana markets. It also includes three land parcels located in DeKalb, Batavia, and Aurora, IL. "Net proceeds from this closing will be used to retire approximately $22.8 million of mezzanine debt secured by various office properties which has an average interest rate of 8.80 percent. The balance of the proceeds, after payment of approximately $2.2 million of tax indemnity payments and other closing costs, and repayment of approximately $11.9 million of debt which encumbered certain of the industrial properties, will provide additional working capital for general corporate purposes and for costs associated with leasing and operating our office portfolio," Patterson said.

        The following 13 industrial buildings were sold:

        425 East Algonquin Road, Arlington Heights, IL: 304,506 SF 1455 Sequoia Drive, Aurora, IL: 257,600 SF
        200 South Mitchell Court,  Addison,  IL:152,200 SF
        370 Carol Lane,  Elmhurst,  IL:  60,290 SF
        11045 Gage Avenue, Franklin  Park,  IL:  136,600 SF
        11039 Gage Avenue,  Franklin  Park, IL: 21,935 SF
        4160  Madison  Street,  Hillside,  IL:  79,532 SF
        4211 Madison Street, Hillside, IL: 90,344 SF
        200 East Fullerton Avenue, Carol Stream, IL:  66,254 SF
        350 Randy Road,  Carol  Stream,  IL: 25,200 SF
        1401 South Jefferson Street,  Chicago,  IL: 17,265 SF
        1543 Abbott Drive,  Wheeling, IL: 43,930 SF
        555 Kirk Road, St. Charles, IL: 62,400 SF

        The following 11 heavy crane buildings were sold:

        Chicago Enterprise Center, 13535 Torrence Avenue, Chicago, IL
        -------------------------------------------------------------
            Enterprise Center VII:  462,670 SF
            Enterprise Center VIII:  242,199 SF
            Enterprise Center IX:  162,682 SF
            Enterprise Center X:  172,775 SF
            East Chicago Enterprise Center, 4407 Railroad Avenue,
               East Chicago, IN
        -------------------------------------------------------------
            Enterprise Center II:  169,435 SF
            Enterprise Center III:  291,550 SF
            Enterprise Center IV:  87,484 SF
            East Chicago Enterprise Center:  14,070 SF
            Hammond Enterprise Center, 4527 Columbia Avenue, Hammond, IN
        -------------------------------------------------------------
            Enterprise Center V:  196,475 SF
            Enterprise Center VI:  250,266 SF
            Hammond Enterprise Center:  76,821 SF

        The following three industrial land parcels were sold:

        73.15  acres  within  one  mile  southeast  of  the  I-88/Orchard   Road
         intersection in Aurora, IL
        36.33 acres within one mile south of the I-88/Annie Glidden
         Road interchange in DeKalb, IL
        18.76 acres that front on Douglas Road east of Kirk Road in Batavia, IL

        This transaction is the first of two closings that will complete the previously announced (August 2, 2004) sale of substantially all of Prime Group Realty Trust's industrial properties to CenterPoint Properties Trust. The second closing, which will include 310,000 SF of industrial space in five industrial buildings located in Elmhurst, Hillside, and Carol Stream, IL and one 50,400 SF office building located in Schaumburg, IL, is expected to close later this month or early next month after the receipt of lender consents and the satisfaction of certain other customary closing conditions. If these conditions are not satisfied or their satisfaction is delayed, the second transaction may not close, or the closing may be delayed.

        About Prime Group Realty Trust

        Prime Group Realty Trust is a fully integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial real estate, primarily in metropolitan Chicago. The company's portfolio currently includes 12 office properties with an aggregate of approximately 4.7 million net rentable square feet, six industrial properties comprised of approximately 430,000 square feet, joint-venture interests in three office properties totaling 2.8 million net rentable square feet, and 15 acres of land suitable for new construction. To learn more, visit the company website at www.pgrt.com.

        This press release contains certain forward-looking statements with the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words, "will be," "believes," "expects," "anticipates," "estimates," and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.


    CONTACT:  Prime Group Realty Trust
              Jeffrey A. Patterson, 312-917-1300
              President and Chief Executive Officer
              or
              Richard M. FitzPatrick, 312-917-1300
              Chief Financial Officer

                                                                    EXHIBIT 99.2

INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


Basis of Presentation

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004

Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2004

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003

Notes to Pro Forma Condensed Consolidated Financial Statements

                            PRIME GROUP REALTY TRUST
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              BASIS OF PRESENTATION
                                   (unaudited)


The following unaudited pro forma condensed consolidated financial statements as of June 30, 2004, and for the six months ended June 30, 2004, and year ended December 31, 2003, reflect the financial position and results of operations of the Company after giving effect to the transaction described in Item 2.01 of this filing. The first of the two dispositions resulted in recording a loss related to the sale. The second disposition, as well as the total transaction, are estimated to result in a gain related to the sale.

The unaudited pro forma condensed consolidated balance sheet assumes the transaction took place on June 30, 2004. The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2004 and the year ended December 31, 2003 assumes the following transactions took place on January 1, 2003: (i) the sale of its industrial portfolio as described, including the payment of certain related and unrelated mortgage debt; (ii) the sale of its 33 West Monroe Street office property and repayment of the related first mortgage debt; (iii) the sale of 70% subordinated common joint venture interest in its Bank One Center office property; and (iv) the elimination of interest expense incurred on indebtedness with Security Capital Preferred Growth and certain unrelated mortgage debt which was retired utilizing the proceeds from the above sales.

The pro forma adjustments presented herein are shown for comparative purposes only, and the Company's financial statements will reflect the transactions only from the transaction date of October 8, 2004. The unaudited pro forma statements are based on the previously reported historical financial statements of the Company and should be read in conjunction with those financial statements and the related footnotes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004.





                            Prime Group Realty Trust
                 Pro Forma Condensed Consolidated Balance Sheet
                                  June 30, 2004
                                   (Unaudited)
                             (Dollars in Thousands)

                                                      PGRT       Pro Forma
                                                   Historical   Adjustments       Pro
                                                       (1)          (2)          Forma
                                                  ------------------------------------------


Assets
Real estate, at cost:
  Land............................................$ 123,780  $         -       $ 123,780
  Building and improvements.......................  492,738            -         492,738
  Tenant improvements.............................   58,027            -          58,027
  Furniture, fixtures and equipment...............   10,228            -          10,228
                                                  ------------------------------------------
                                                    684,773            -         684,773
  Accumulated depreciation........................  (98,021)           -         (98,021)
                                                  ------------------------------------------
                                                    586,752            -         586,752
  Property held for development...................    3,000            -           3,000
                                                  ------------------------------------------
                                                    589,752            -         589,752

Properties held for sale..........................  126,267     (110,133)         16,134
Investments in unconsolidated entities............   36,093            -          36,093
Cash and cash equivalents.........................   37,895       21,057 (3)(4)   58,952
 Receivables, net of allowance of $487:
    Tenant........................................    1,674            -           1,674
    Deferred rent.................................   17,548            -          17,548
    Other.........................................    1,748            -           1,748
Restricted cash escrows...........................   41,113        1,891 (4)      43,004
Deferred costs, net...............................   16,506          (78)(4)      16,428
Other.............................................    2,000            -           2,000
                                                  ------------------------------------------
Total assets......................................$ 870,596    $ (87,263)      $ 783,333
                                                  ==========================================

Liabilities and Shareholders' Equity
Mortgages and notes payable.......................$ 452,525    $ (23,200)(4)   $ 429,325
Mortgage note payable related to properties held
for sale..........................................   40,404      (25,847)         14,557
Bonds payable related to properties held for sale.   24,900      (24,900)              -
Liabilities related to properties held for sale...   11,866      (10,260)          1,606
Accrued interest payable..........................    2,006         (400)(4)       1,606
Accrued real estate taxes.........................   27,180            -          27,180
Accrued tenant improvement allowances.............    4,796            -           4,796
Accounts payable and accrued expenses.............    7,591            -           7,591
Liabilities for leases assumed....................   11,743            -          11,743
Deficit investment in unconsolidated entity.......    5,356            -           5,356
Dividends payable.................................    2,250            -           2,250
Other.............................................    9,504        1,891 (4)      11,395
                                                  ------------------------------------------
Total liabilities.................................  600,121      (82,716)        517,405

Minority interests:
Operating Partnership.............................   19,947          208          20,155
                                                  ------------------------------------------
Shareholders' equity..............................  250,528       (4,755)        245,773
                                                  ------------------------------------------
Total liabilities and shareholders' equity........$ 870,596    $ (87,263)      $ 783,333
                                                  ==========================================


                            Prime Group Realty Trust
            Pro Forma Condensed Consolidated Statement of Operations
                         Six Months Ended June 30, 2004
                                   (Unaudited)
                             (Dollars in Thousands)



                                                         PGRT      Pro Forma       Pro
                                                      Historical  Adjustments     Forma
                                                                      (2)
                                                     ---------------------------------------

Revenue:
Rental.............................................  $  32,476  $        -    $  32,476
Tenant reimbursements..............................     22,053           -       22,053
Other property revenues............................      1,896           -        1,896
Services Company revenue...........................      2,135         (38)       2,097
                                                     ---------------------------------------
Total revenue......................................     58,560         (38)      58,522

Expenses:
Property operations................................     15,459           -       15,459
Real estate taxes..................................     12,713           -       12,713
Depreciation and amortization......................     10,924           -       10,924
General and administrative.........................      5,218           -        5,218
Services Company operations........................      2,035         (15)       2,020
                                                     ---------------------------------------
Total expenses.....................................     46,349         (15)      46,334
                                                     ---------------------------------------

Operating income (loss)............................     12,211         (23)      12,188
Other expense......................................     (6,845)          -       (6,845)
Interest:
  Expense..........................................    (14,415)      1,282 (4)  (13,133)
  Amortization of deferred financing costs.........       (785)        211 (4)     (574)
                                                     ---------------------------------------
Loss from continuing operations before minority
  interests........................................     (9,834)  $     1,470     (8,364)
                                                     ------------=============--------------
Minority interests.................................      1,687                    1,479
                                                     -------------            --------------
Loss from continuing operations, net of minority
  interests........................................     (8,147)                  (6,885)
Income allocated to preferred shareholders.........     (4,500)                  (4,500)
                                                     -------------            --------------
Loss available to common shareholders..............  $ (12,647)               $ (11,385)
                                                     =============            ==============
Loss per common share - basic:
Loss available to common shareholders..............  $   (0.53)               $   (0.48)
                                                     =============            ==============
Weighted average common share--basic and diluted...     23,671                   23,671
                                                     =============            ==============


                            Prime Group Realty Trust
            Pro Forma Condensed Consolidated Statement of Operations
                          Year ended December 31, 2003
                                   (Unaudited)
                             (Dollars in Thousands)


                                                         PGRT                   Pro Forma      Pro
                                                      Historical Dispositions  Adjustments    Forma
                                                                      (1)
                                                     ---------------------------------------------------
Revenue:
Rental............................................. $  131,272  $  (65,283)  $        -    $  65,989
Tenant reimbursements..............................     58,252     (16,161)           -       42,091
Other property revenues............................      4,918        (654)           -        4,264
Services Company revenue...........................      2,923           -            -        2,923
                                                     ---------------------------------------------------
Total revenue........................................  197,365     (82,098)           -      115,267

Expenses:
Property operations................................     43,630     (12,974)           -       30,656
Real estate taxes..................................     35,546     (11,621)           -       23,925
Depreciation and amortization......................     36,882     (14,070)           -       22,812
General and administrative.........................      9,681           -            -        9,681
Services Company operations........................      2,582           -            -        2,582
Provision for asset impairment.....................     45,353     (43,405)           -        1,948
Severance costs....................................        701           -            -          701
Strategic alternative costs........................        485           -            -          485
                                                     ---------------------------------------------------
Total expenses.....................................    174,860     (82,070)           -       92,790
                                                     ---------------------------------------------------

Operating income (loss)............................     22,505         (28)           -       22,477
Other expense......................................       (953)          -       (9,686)(3)  (10,639)
Interest:
   Expense.........................................    (53,386)     21,371        7,843 (4)  (24,172)
   Amortization of deferred financing costs........     (7,539)        902           89 (4)   (6,548)
                                                     ---------------------------------------------------
(Loss) income from continuing operations...........    (39,373)  $  22,245  $    (1,754)     (18,882)
                                                     ------------==========================-------------
Minority interests.................................      1,054                                 3,206
                                                     -------------                         -------------
Loss from continuing operations, net of minority
   interests.......................................    (38,319)                              (15,676)
Income allocated to preferred shareholders.........     (9,000)                               (9,000)
                                                     -------------                         -------------
Loss available to common shareholders..............  $ (47,319)                            $ (24,676)
                                                     =============                         =============
Loss per common share - basic:
Loss available to common shareholders..............  $   (2.35)                            $   (1.23)
                                                     =============                         =============
Weighted average common share--basic and diluted...     20,105                                20,105
                                                     =============                         =============


                            Prime Group Realty Trust
                   Notes to Pro Forma Condensed Consolidated Balance Sheet
                                  June 30, 2004


(1) Represents the Company's historical consolidated balance sheet as of June 30, 2004, which includes its 100% ownership of industrial assets and land parcels classified as held for sale.

(2) Represents the elimination of the Company's 100% historical ownership amounts related to properties being sold to CenterPoint in the first of two dispositions related to the transaction.

(3) Represents the net proceeds received from the sale of the Company's interest in the properties net of the payment of certain unrelated debt. The net adjustment to shareholders' equity reflected in the pro forma balance sheet represents the net effect of adjustment (2) described above. The actual net adjustment to shareholders' equity will be based upon the gain or loss the Company recognizes on the sale.

(4) The net proceeds received from the sale were used towards the repayment of certain unrelated debt and associated interest, and to fund certain escrows required by the transaction.

                            Prime Group Realty Trust
              Notes to Pro Forma Condensed Consolidated Statement of Operations
                       Six Months Ended June 30, 2004 and
                          Year Ended December 31, 2003


(1) Represents the elimination of the Company's 100% historical operating results related to the industrial portfolio for the year ended December 31, 2003, 100% historical operating results related to the 33 West Monroe Street property for the year ended December 31, 2003 and 100% historical operating results related to Bank One Center for the period January 1, 2003 through October 7, 2003.

(2) Represents the elimination of Prime Group Realty Services, Inc. (the "Services Company") management fee income and related tax provision for the period of April 16, 2004 through June 30, 2004 under the 33 West Monroe Street property's continuing management agreement.

(3) Represents the Company's 30% share of the Bank One Center operating results for the period January 1, 2003 through October 7, 2003 as if the property had been owned by the joint venture as of January 1, 2003.

(4) Represents the elimination of interest expense incurred during 2004 and 2003 of $1.3 million and $2.4 million, respectively, to reflect the retirement of indebtedness in 2004 utilizing proceeds from the sale of the industrial portfolio. In addition, the elimination of interest expense incurred during 2003 to reflect the retirement of indebtedness in October 2003 utilizing proceeds from the sale of a 70% joint venture interest in the Company's Bank One Center property and proceeds from the sale of its National City Center office property as if the indebtedness was retired on January 1, 2003.